Exhibit 99.2

                  The Commerce Group, Inc. and Subsidiaries
                       STATEMENT UNDER SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002

      The undersigned officer of The Commerce Group, Inc. (the "Company") hereby certifies that, as of the date of this statement, the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the three-month periods ended March 31, 2003.

      The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


Date: May 12, 2003                     GERALD FELS
      ------------                     ------------------------------
                                       Gerald Fels
                                       Chief Financial Officer